UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 10, 2009

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

2000 Las Vegas Boulevard South
Las Vegas, NV 89104
(Address of principal executive offices)(Zip code)

(702) 380-7777
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On December 10, 2009, the members of the managing board (the “Board”) and the management of American Casino & Entertainment Properties LLC (the “Company”), in response to comments raised by the staff of the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form S-4, filed on September 30, 2009 and amended on November 23, 2009 and December 11, 2009, concluded that the Form 10-K for the year ended December 31, 2008 (“2008 10-K”) filed by the Company on March 31, 2009, should be amended and revised.

The purpose of Amendment No. 1 on Form 10-K/A, filed on December 11, 2009, was to revise Part II, Items 6 through 8 of the Company’s previously filed 2008 10-K.  On February 20, 2008, all of the Company’s issued and outstanding membership interests were acquired. Accordingly, the Company reported on the 2008 10-K that although the Company continued as the same legal entity following the acquisition, the Company divided its summary financial data for the year ended December 31, 2008 into two periods: January 1, 2008 through February 20, 2008, referred to as the predecessor period, and February 21, 2008 through December 31, 2008, referred to as the successor period.  The predecessor period balance sheet reflected the historical accounting basis in the Company’s assets and liabilities, and the successor period balance sheets reflected the new basis in the Company’s assets and liabilities resulting from the Company’s acquisition. The consolidated results for the year ended December 31, 2008, referred to as ‘‘Combined’’, was derived from the results for the predecessor period and the applicable successor period. Although the Combined data did not comply with GAAP, or with the SEC’s rules for pro forma presentation, the Company discussed the Combined financial data because of the Company’s belief such data provided the most meaningful comparison of results to the applicable predecessor period.

Following the review of SEC staff comments and discussions with SEC staff with respect to the Combined period presented in the 2008 10-K, the Board and management of the Company concluded that the management’s discussion and analysis of financial condition and results of operations section for the year ended December 31, 2008 compared to the year ended December 31, 2007 should instead discuss the percentage change for the combined period from the fiscal 2007 results.  These changes have been reflected in the Form 10-K/A.

In addition, based on a review of SEC staff comments and discussions with SEC staff, the Board and the management of the Company have revised and amended the annual financial statements contained in the 2008 10-K to reflect the following: (i) showing separately on the face of the financial statements material related party transactions, (ii) including in Note 1 the effect of the fair value adjustments related to the acquisition on the Successor balance sheet, (iii) updating Note 6 to reflect the material related party changes made to the financial statements, (iv) enhancing disclosure in Note 11 related to the write-off of all of the Company’s goodwill, and (v) eliminating the reference to an independent third-party valuation firm which was previously included in Note 11.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Registrant)

By:	/s/ Edward W. Martin, III
Edward W. Martin, III
Chief Financial Officer and Treasurer

Date: December 11, 2009